UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Filed Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): September 16, 2013

Repros Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15281	76-0233274
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2408 Timberloch Place, Suite B-7 The Woodlands, Texas 77380 (Address of principal executive offices and zip code)
(281) 719-3400 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 16, 2013, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The text of the Company’s press release references certain tables contained in the slides attached to this Current Report on Form 8-K as Exhibit 99.2. These slides contain statements that are “forward-looking statements” subject to the cautionary statement about forward-looking statements set forth therein. The slides are also being furnished pursuant to Item 7.01 of Form 8-K and, according to general instruction B.2. thereunder, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the slides shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

99.1	Press release dated September 16, 2013

99.2	Repros Therapeutics Inc. Slideshow

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repros Therapeutics Inc.

Date: September 17, 2013
	By:	/s/ Kathi Anderson
Kathi Anderson
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated September 16, 2013

99.2	Repros Therapeutics Inc. Slideshow